UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 1999


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     VIRGINIA                        001-14043                   65-0736120
 (State or other                    (Commission               (I.R.S. Employer
   jurisdiction                     File Number)             Identification No.)
 of incorporation)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA      33401
               (Address of principal executive office)                (Zip Code)


                                 (561) 682-8000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

News release of Ocwen Asset Investment Corp., dated July 28, 1999, announcing second quarter 1999 results is attached hereto and filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable

         (c)      Exhibits

                  (99) News release of Ocwen Asset Investment Corp. dated July 28, 1999, announcing second quarter 1999 results.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   OCWEN ASSET INVESTMENT CORP.
                                   (Registrant)


Date:  July 28, 1999               By:  /s/ MARK S. ZEIDMAN
                                        ----------------------------------------
                                   Name:    Mark S. Zeidman
                                   Title:   Senior Vice President and
                                            Chief Financial Officer


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



                                INDEX TO EXHIBIT



 Exhibit No.   Description                                                  Page
 -----------   -----------                                                  ----

      99       News  release of Ocwen Asset  Investment  Corp.  dated         5
               July 28, 1999, announcing second quarter 1999 results.


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